                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  MYRIENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                                  MYRIENT, INC
                                  65 Enterprise
                              Aliso Viejo, CA 92656

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2001

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Myrient, Inc. to be held on Tuesday, July 31, 2001 at 5:00 p.m., Pacific Time, at Myrient's corporate offices located at 65 Enterprise, Aliso Viejo California 92656 to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

         1. To reappoint the existing four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

         2. To amend Myrient's Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 75 million;

         3.       To adopt the Restated Articles of Incorporation of Myrient,
                  Inc.;

         4. To ratify the appointment of Corbin & Wertz as independent auditors of the Company for the fiscal year ending August 31, 2001; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on June 11, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Barry W. Hall

                                          Barry W. Hall
                                          Chairman of the Board

July 3, 2001
Aliso Viejo, California

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                  MYRIENT, INC.
                                  65 Enterprise
                              Aliso Viejo, CA 92656
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Myrient, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held at the Company's corporate offices located at 65 Enterprise, Aliso Viejo, California 92656, on Tuesday, July 31, 2001 at 5:00 p.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

         1.       FOR election of the director nominees listed below (Proposal
                  1);

         2. FOR an amendment to the Company's Articles of Incorporation to increase in the number of authorized shares of common stock from 50 million to 75 million (Proposal 2);

         3. FOR the adoption of the Restated Articles of Incorporation of the Company (Proposal 3); and

         4. FOR the ratification of the appointment of Corbin & Wertz as independent auditors of the Company for the fiscal year ending August 31, 2001 (Proposal 4).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about July 5, 2001. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING SHARES AND VOTING RIGHTS


The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on June 11, 2001 are entitled to one vote for each share of Common Stock held by them. As of June 11, 2001, there were 39,985,535 shares of Common Stock issued and outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors may consist of not less than three
(3) directors. The Board of Directors currently consists of the following four
(4) directors: Toan V. Dinh, Barry W. Hall, Teresa M. Throenle, and Bryan L. Turbow with four (4) open positions, the vacancies of which the Board of Directors may fill at a later time.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote for each nominee and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than four (4) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

The nominees for reelection to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

         TOAN V. DINH
         BARRY W. HALL
         TERESA M. THROENLE
         BRYAN L. TURBOW

The biographies of nominees, including certain additional information, are set forth below:

TOAN V. DINH, Vice Chairman of the Board of Directors of the Company, was appointed to the Company's Board of Directors on January 18, 2001. Mr. Dinh also served the Company as a consultant in January 2001 and as Chief Executive Officer February 2001 to May 2001. From 1984 to 2000 Mr. Dinh was the owner of California Komputer Test, Inc. (part owner from 1984-1994), a privately owned programming, test and engineering consulting services corporation. His company designed test software, hardware, engineering services and manufacturing for various domestic and international corporations, which included Xerox Corp., Rank Xerox, Fuji Xerox, Siemens, Hughes Electronics, Northrop Corp., IBM Corp., Emerson Electric, Emulex Corp., and FileNet Corp. From 1976 to 1984 Mr. Dinh was the test engineer, project engineer, and service engineer for various companies including Del Mar Avionics, Puritan Bennett, Xerox Corporation. Mr. Dinh completed his Bachelor of Science degree in Electronic Engineering in 1975 from the University of New York at Buffalo.

BARRY W. HALL, Chairman of the Board of Directors of the Company, was appointed to the Company's Board of Directors on August 8, 2000. Mr. Hall is currently Executive Vice President and Chief Financial Officer of Styleclick, Inc., a publicly traded e-commerce enabler. He has held this position since July 2000. From October 1999 until July 2000, he held the same position at Styleclick.com Inc., one of the Company's predecessors. From May 1998 until August 1999, Mr. Hall was Chief Operating Officer of Interactive Light, Inc., a developer and marketer of digital interactive entertainment systems and platforms. From January 1998 to April 1998, Mr. Hall was Chief Financial Officer of Apparel Technologies, Inc., a developer of digital printing technologies for the apparel industry. From January 1996 to September 1997 he was Executive Vice President, Chief Financial Officer of EarthLink Network, Inc., a publicly traded nationwide Internet Services Provider. Prior to that, Mr. Hall was Chairman and Chief Executive Officer of California Amplifier, a publicly traded developer, manufacturer and marketer of electronic antennas and components used in the reception of GPS, microwave and satellite television signals. Mr. Hall holds a Bachelor of Arts degree in Mathematics and a Master of Business Administration from San Diego State University.

TERESA M. THROENLE, was appointed to the Company's Board of Directors on May 18, 2000. Ms. Throenle is the Chief Financial Officer of SeaWest Financial Corporation, a financing company with a current loan portfolio of $140 million and a growth rate of 600% per year over the last three years and profitability growth of over 1200%. Ms. Throenle possesses over fourteen years of experience in executive financial management. Prior to joining SeaWest, Ms. Throenle founded Insight Financial Management, Inc., instructed for the University of Southern California- Business Expansion Network and taught for the Women's Enterprise Development Corp. Ms. Throenle holds a Master of Business Administration from Pepperdine University and a Bachelor of Science in Professional Accounting from California State University, Long Beach. Her professional affiliations include candidate membership in the California Society of Certified Public Accountants and the Association of Certified Fraud Examiners.

BRYAN L. TURBOW, has been a member of the Board of Directors of the Company since June 1999. In 1986 Mr. Turbow founded Mobilenetics and was its President and sole stockholder. Mobilenetics was a telecommunications consulting and systems integration company that merged with The Company in June 1999. In June 1999, Mr. Turbow became the President and Chief Technology Officer for The Company and was elected to serve as a director on the Board of Directors. Mr. Turbow has maintained these roles to date. Mr. Turbow also served as interim Chief Executive Officer from August 2000 through January 2001.

None of the candidates presently serve as directors of other public corporations.

COMPLIANCE WITH SECTION 16a OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16a of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16a forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that all of the Company's officers, directors and greater than ten percent shareholders, except for William J. Kettle on whom the Company does not have current information, complied with the requirements of Section 16a.

COMPENSATION OF BOARD OF DIRECTORS

The directors of the Company presently receive no compensation for their services as members of the Board of Directors. However, independent directors each received 25,000 shares of Common Stock of the Company in March 2001 for their services rendered up to that point.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held five (5) meetings during the year ended August 31, 2000: September 29, 1999, November 22, 1999, May 16, 2000, July 25, 2000, and August 8, 2000. All Board members were in attendance at the above listed meetings. Other actions by the Board during the year were conducted by resolutions adopted by unanimous written consent. The Board currently meets once every two months or on an as needed basis.

The Board of Directors currently has an Audit Committee and a Compensation Committee. Neither Committee has adopted a charter. The Company does not currently have a Nominating Committee. The Audit Committee and the Compensation Committee are each composed of at least two directors all of whom serve only as directors and not as officers or in any other capacity with the Company and are therefore considered "independent directors." The Audit Committee consisted of only one independent director from September 2000 until March 2001, at which point Barry W. Hall was appointed to the Audit Committee to serve with Theresa
M. Throenle.

The Audit Committee reviews the financial profile of the Company, oversees the independent auditors, and provides input, feedback, and direction regarding the finances of the Company. The Audit Committee currently consists of Barry W. Hall, Chairman, and Theresa M. Throenle. The Audit Committee does not hold regular meetings, but convenes on an as needed basis. The Audit Committee collaborates at the end of each quarter to review, discuss and approve each 10-QSB and the annual 10-KSB. The Audit Committee also communicates regularly with the independent auditors as needed.

The Compensation Committee reviews, sets and approves the compensation for the officers appointed by the Board of Directors (the "executive officers"), all other employees of the Company, independent contractors and consultants. The Compensation Committee currently consists of Barry W. Hall, Chairman, and Theresa M. Throenle. The Compensation Committee does not hold regular meetings, but convenes on an as needed basis. The last meeting of the Compensation Committee was July 25, 2000 where the Compensation Committee last reviewed and set executive compensation. Other items regarding compensation that have not required a separate meeting of the Compensation Committee have been discussed briefly at regular meetings of the Board of Directors with the members of the Compensation Committee present.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of Myrient, Inc.

January 16, 2001

We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended August 30, 2000.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 30, 2000.

By /s/ Theresa M. Throenle
-------------------------------
Theresa M. Throenle
Director

INDEPENDENT AUDITORS AND AUDIT FEES

The Company selected Corbin & Wertz LLP as its independent auditors for the fiscal year ending August 31, 2001. Corbin & Wertz LLP was the Company's independent auditor for the prior fiscal year ending August 31, 2000. A representative from the Corbin & Wertz office will be available at the Annual Meeting. For the fiscal year ended August 31, 2000, the Company's audit fees were as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2000 annual financial statements and review of the financial statements in the Company's reports on Form 10-QSB:
$116,666.74.

(b) Financial Information Systems Design and Implementation Fees: None.

(c) All Other Fees: None.

                                  PROPOSAL TWO

               AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On May 21, 2001, the Board of Directors approved, subject to stockholder approval, an Amendment to the Articles of Incorporation of the Company to authorize an increase from 50,000,000 shares of Common Stock to 75,000,000 shares of Common Stock of the Company, $0.001 par value and to maintain the authorized amount of 10,000,000 shares of preferred stock, par value $0.001, the rights and preferences to be determined by the Board of Directors. The Company proposes to amend Article 4 of the Articles of Incorporation of the Company to read as follows:

                  "FOURTH: The capital stock of the Corporation shall consist of 75,000,000 shares of Common Stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value.

                  The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by applicable laws. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The Board of Directors believes it is advisable and in the best interest of the Company to have available additional authorized but unissued shares of Common Stock to provide for future needs. The additional but unissued shares of Common Stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The Company's Board of Directors believes the additional but unissued Common Stock may be necessary for future financing and to attract potential new equity capital to carry out the Company's business objectives. The Company does not currently have definitive plans requiring the issuance of the additional authorized shares but may have plans to do so in the future. Depending on the value received in exchange for the issuance of any additional shares, current shareholders of the company may experience dilution in the net tangible book value attributable to the their shares.

VOTE REQUIRED FOR THE AMENDMENT OF THE ARTICLES PROPOSAL

Approval of the Amendment of the Articles Proposal, will require the affirmative vote of a quorum of the outstanding shares of the Corporation. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO ITS ARTICLES OF INCORPORATION.

                                 PROPOSAL THREE

            RESTATEMENT OF ARTICLES OF INCORPORATION OF MYRIENT INC.

On June 21, 2001, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Incorporation of Myrient, Inc. As previously discussed in the Company's public filings, the Company was originally organized as Landmark International on October 10, 1994. As discussed in Proposal Two, above, on May 23, 2001 the Board of Directors approved, subject to shareholder approval, an amendment to the Articles of Incorporation of the Company to increase the authorized stock to 85,000,000 composed of 75,000,000 of Common Stock and 10,000,000 Preferred Stock.

In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it is in the Company's best interest to consolidate the original Articles of Incorporation and all amendments thereto into a single Restated Articles of Incorporation. The amendments to the Articles of Incorporation over the history of the Company are as follows:

On August 27, 1998 the Company amended its Articles of Incorporation changing its name from Landmark International to Genesis.

On July 20, 1999 the Company amended its Articles of Incorporation changing its name from Genesis to LMKI, Inc.

On September 14, 2000 the Company amended its Articles of Incorporation changing its name from LMKI Inc. to Myrient Inc.

On May 23, 2001 the Board of Directors approved an amendment of the Company's Articles of Incorporation, subject to the approval of the shareholders as provided in Proposal Two, increasing in the authorized shares of Common Stock from 50,000,000 to 75,000,000 shares. In the event the shareholders reject Proposal Two, but this Proposal is adopted, the Restated Articles of the Company shall be revised and filed such that only 50,000,000 shares of Common Stock is authorized. A copy of the proposed Restated Articles of Incorporation is attached hereto to this proxy as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE MYRIENT, INC. RESTATED ARTICLES OF INCORPORATION.

                                  PROPOSAL FOUR
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed Corbin & Wertz, independent auditors, to audit the consolidated financial statements of the Company for the year ending August 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Corbin & Wertz are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF CORBIN & WERTZ AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.

                                OTHER INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

The current directors and executive officers of the Company are set forth below. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                               Positions
----                               ---------

Barry W. Hall                      Director, Chairman
Toan V. Dinh                       Director, Vice Chairman
Teresa M. Throenle                 Director
Bryan L. Turbow                    Director, President, Chief Technology Officer
Vincent J. Roth, Esq.              Secretary, Treasurer, and General Counsel

EXECUTIVE COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal year ended August 31, 2000, the fiscal year ended August 31, 1999, and the fiscal year ended August 31, 1998 The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                                    Annual Compensation                                  Long Term Compensation
                    ----------------------------------------------------- --------------------------------------------------
                                                                                  Awards                 Payouts
                                                                          --------------------------------------------------

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                           OTHER ANNUAL   RESTRICTED   SECURITIES    LTIP        ALL OTHER
NAME AND                            SALARY       BONUS     COMPENSATION   STOCK        UNDERLYING    PAYOUTS    COMPENSATION
PRINCIPAL POSITION     YEAR          ($)           ($)         ($)        AWARDS ($)     OPTIONS       ($)          ($)
- ------------------- ---------- ----------------- -------- --------------- ----------- -------------- --------- -------------
William Kettle
(Chairman of the      2000         120,000         -0-                       -0-           -0-         -0-          -0-
Board of              1999                         -0-         -0-           -0-       3,000,000(5)    -0-          -0-
Directors and         1998                         -0-         -0-        4,000,000    4,000,000-      -0-          -0-
CEO) *

Bryan Turbow
President and         2000         120,000         -0-                       -0-                       -0-          -0-
(CTO)                 1999         120,000         -0-         -0-           -0-           -0-         -0-          -0-
                      1998            0             0           0             0             0           0            0

Adela M Kettle        2000         120,000          0           0             0             0           0            0
(COO)*                1999            0             0           0             0             0           0            0
                      1998            0             0           0             0             0           0            0

John Diehl            2000         120,000          0           0             0          200,000        0            0
(CFO)*                1999            0             0           0             0          500,000        0            0
                      1998            0             0           0             0             0           0            0

Chris Capadouca       2000         150,000          0           0             0          350,000        0            0
(CIO)*                1999            0             0           0             0             0           0            0
                      1998            0             0           0             0             0           0            0


     * These individuals are no longer officers of the Company. Please see below.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS BY THE COMPANY

The following table summarizes stock option grants by the Company during the fiscal year ended August 31, 2000 to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of Myrient, Inc.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


                                       NUMBER OF          PERCENT OF TOTAL
                                       SECURITIES      OPTIONS/SAR'S GRANTED
                                       UNDERLYING       TO EMPLOYEES IN YEAR
                                       OPTIONS/SAR'S    ENDED AUGUST 31, 2000   EXERCISE OF BASE
                      NAME              GRANTED (#)              (%)              PRICE ($/SH)       EXPIRATION DATE
            --------------------     ---------------    ---------------------   ----------------     ---------------
            John Diehl*                   200,000                8%                  $4.531             11/25/01

            Chris Capadouca*              350,000                14%                 $7.000             04/16/03

* No longer employed by the Company. Options held by John Diehl expire August 28, 2001. Most options held by Chris Capadouca have expired except for 100,000, which will expire on January 26, 2002 if not exercised.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended August 31, 2000 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                   SECURITIES UNDERLYING       IN-THE-MONEY OPTIONS/SARS
                          SHARES ACQUIRED ON       VALUE          OPTIONS/SARS AT FY-END             AT FY-END ($)
NAME                         EXERCISE (#)      REALIZED ($)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
------------------------ --------------------- -------------- -------------------------------- ---------------------------
William Kettle*               4,000,000         $8,376,000             2,000,000/na                  $3,562,000/na

John Diehl*                    500,000          $4,765,500              200,000/na                       na/na

Chris Capadouca*                  na                Na                100,000/250,000                    na/na
* No longer employed by the Company.

EMPLOYMENT AGREEMENTS

The Company entered into an employment agreement with Chris Capadouca in May 2000, pursuant to which he agreed to serve as our Chief Information Officer. This employment agreement had a three-year term and provided for base salary of $150,000, allowances for bonuses based upon goals and fringe benefits. The agreement provided for a maximum of twelve months of severance compensation, as defined, in certain cases of termination. In January 2001, however, the Company eliminated the CIO position and developed a negotiated separation package with Mr. Capadouca.

The Company entered into an employment agreement with Leonard Kajimoto in June 2000, pursuant to which he agreed to serve as our Vice President of Operations. This employment agreement has a three-year term and provided for base salary of $140,000, allowances for bonuses based upon goals and fringe benefits. The agreement provides for a maximum of twelve months of severance compensation, as defined, in certain cases of termination.

SEVERANCE AGREEMENTS

The Company entered into a severance agreement effective August 8, 2000 and restated and amended November 15, 2000 with its former Chairman and CEO, William
J. Kettle as follows:

The Company agreed to pay the former Chairman and CEO a severance amount of $120,000 payable in twelve equal monthly installments beginning August 10,2000. During fiscal 2000, the Company has made payments in the amount of $10,000 in connection with the severance liability. As of August 31, 2000, the Company has accrued the remaining undiscounted amount of $110,000 in accrued liabilities in the accompanying balance sheet;

Subsequent to August 31, 2000, the Company and the former Chairman and CEO agreed to offset a note payable to the former Chairman and CEO with certain accounts receivable in the amount of $600,000 from SpeeDSL, a related party;

On November 15, 2000, the Company and the former Chairman and CEO amended the severance agreement, and the former Chairman and CEO agreed to return 15,000,000 shares of common stock and the Company would adjust his note payable to $2,127,000;

Subsequent to August 31, 2000, the Company agreed to secure the note payable to the former Chairman and CEO with 5,000,000 shares of common stock from the President; and

On November 15, 2000, the Company and the former Chairman and CEO agreed to cancel 2,000,000 options, which were outstanding at August 31, 2000.

Effective August 8, 2000 the Company entered into a severance agreement with its former Chief Operating Officer ("COO"), Adela Maria Kettle, Mr. Kettle's wife. The agreement requires the Company to pay the Former COO a severance amount of $120,000 payable in twelve equal monthly installments beginning August 10, 2000. During fiscal 2000, the Company has made payments in the amount of $10,000 in connection with the severance liability. At August 31, 2000 the Company has accrued the remaining undiscounted amount of $110,000 in accrued liabilities in the accompanying balance sheet.

In conjunction with these severance agreements, the former CEO and COO executed irrevocable proxies for third parties to vote their shares. The proxies were canceled with the return of 15,000,000 shares to the Company treasury as noted above.

The Company entered into a severance agreement effective August 28, 2000 with its former Chief Financial Officer, John W. Diehl, Jr., as follows: The Company agreed to convert indebtedness of $35,000.00 to compensation paid to Mr. Diehl on August 28, 2000. The Company also agreed to pay Mr. Diehl as a consultant for three months at $15,000.00 each month for a total of $45,000.00.

The Company entered into a severance agreement effective January 26, 2001 with its former Chief Information Officer, Christopher Capadouca, as follows: The Company issued a severance pay of $25,000.00 and continuation of health benefits for six months. The package also included allowing 100,000 of Mr. Capadouca's vested stock options a period of one year to be exercised from the date of the agreement. Mr. Capadouca also received two computers, each with complete software packages.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date, June 11, 2001, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.


TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK OUTSTANDING     PERCENTAGE OF OUTSTANDING
--------------      ------------------------------------      ------------------------     -------------------------
Common Stock        Toan V. Dinh                                        3,016,240                        6.7%
                    8 Vista Montemar
                    Laguna Niguel, CA  92677

Common Stock        William J. Kettle (1)                               5,570,000                      11.11%
                    1720 East Garry Ave. Suite 201
                    Santa Ana, CA 92705

Common Stock        Barry W. Hall (2)                                     137,500                           *
                    3861 Sepulveda Blvd.
                    Culver City, CA 90230

Common Stock        Teresa M. Throenle (3)                                 50,000                           *
                    8303 Alondra Blvd. 2nd Floor
                    Paramount, CA 90723

Common Stock        Bryan L. Turbow                                    12,000,000                       26.7%
                    65 Enterprise
                    Aliso Viejo, CA 92656

Common Stock         Vincent J. Roth, Esq.                                 24,692                           *
                     65 Enterprise
                     Aliso Viejo, CA 92656

Named Officers                                                         15,228,432                       33.9%
and Directors as a
Group (5 persons)

--------------

*        LESS THAN 1%

(1) Resigned from all positions with the Company August 8, 2000. Reflects 15,000,000 shares of common stock held by William J. Kettle and Maria Kettle that were cancelled and returned to the company treasury following his resignation and any remaining options to purchase company stock that were cancelled pursuant to the first amendment to the severance agreements for Mr. and Mrs. Kettle.

(2) Represents 25,000 shares of common stock and options to purchase 112,500 shares of common stock that are vested.

(3) Represents 25,000 shares of common stock and options to purchase 25,000 shares of common stock that are vested.

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                              SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 65 Enterprise, Aliso Viejo, CA 92656, addressed to Vincent J. Roth, Esq., General Counsel, no later than February 1, 2002 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2002 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by February 1, 2002, the Company will be allowed to use its discretionary voting authority as described above.

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended August 31, 2000.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.

                                              By order of the Board of Directors

                                              /s/ Barry W. Hall
                                              Barry W. Hall
                                              Chairman of the Board

July 3, 2001
Aliso Viejo, California

PROXY
                                  MYRIENT, INC.
                  65 Enterprise, Aliso Viejo, California 92656
            Proxy for Annual Meeting of Shareholders - July 31, 2001

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint Bryan L. Turbow, President, and Vincent J. Roth, Esq., Secretary, and each of them as proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated on the other side (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4), all of the shares of Myrient, Inc. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Tuesday, July 31, 2001, at 5:00 p.m. at the Company's offices, 65 Enterprise, Aliso Viejo, California 92656, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

The Board of Directors recommends a vote FOR Items 1, 2, 3 & 4.

                                                            FOR     WITHHELD FOR
                                                            ---     ------------
ITEM 1 - ELECTION OF DIRECTORS
          NOMINEES:

                  Toan V. Dinh                              [  ]       [  ]
                  Barry W. Hall                             [  ]       [  ]
                  Teresa M. Throenle                        [  ]       [  ]
                  Bryan L. Turbow                           [  ]       [  ]

          WITHHELD FOR: (Write that nominee's name in the space provided)

           -----------------------------------

ITEM 2 - INCREASE THE AUTHORIZED SHARES OF                  [  ]       [  ]
           COMMON STOCK FROM 50,000,000 TO 75,000,000

ITEM 3 - ADOPTION OF RESTATED OF ARTICLES OF                [  ]       [  ]
           INCORPORATION

ITEM 4 - REAPPOINT CORBIN & WERTZ AS                        [  ]       [  ]
            INDEPENDENT AUDITORS

          Signature(s) ________________________________________ Date ___________

                       ________________________________________
                                      (Print Name)

         NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  APPENDIX - A

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                                  MYRIENT, INC.

The undersigned, desiring to form a corporation for profit under the General Corporation Law of Nevada, does hereby certify:

FIRST:  The name of the corporation shall be Myrient, Inc.

SECOND: The name of the natural person or corporation designated as the corporation's resident agent is State Agent and Transfer Syndicate, whose address is 311 Carson Street, Carson City, Nevada 89701.

THIRD: The purpose for which the corporation is formed is to engage in any lawful activity.

FOURTH: The total number of authorized shares of Common Stock shall be Seventy-Five Million (75,000,000), each with a par value of $.001 per share. The total number of authorized shares of Preferred Stock shall be Ten Million (10,000,000), each with a par value of $.001 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the number of share of such series.

FIFTH: The members of the governing body shall be styled directors and the initial number of directors shall be one. The number of directors may be increased pursuant to the provisions of the corporation's bylaws and Chapter 78 of the Nevada Revised Statutes.

SIXTH: No capital stock issued by the corporation shall be assessable following payment of the subscription price or par value therefore.

SEVENTH:  The corporation shall have perpetual existence.

EIGHTH: Every person who was or is a party or is threatened to be a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation or for its benefit as a director, officer employee or other person of another corporation, partnership, joint venture, trust or enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada as it may be amended from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonable incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he/she is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, agents or other persons may have or hereafter acquire and, without limiting the generality of such statement they shall be entitled to their respective rights or indemnification under any bylaw, agreement, vote of stockholders, provisions of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or other person of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising our of such status whether or not the corporation would have the power to indemnify such person.

NINTH: A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of the director or officer of the corporation for acts or omissions prior to such repeal or modification.

TENTH: A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise.

No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of any corporation is a member of any firm, a shareholder, director or officer of the corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect to any transaction, contract or act of the corporation for any gain or profit directly or indirectly realized by him by reason of the fact that he or any firm in which he is a member or any corporation of which he is a trustee, or beneficiary, is interested in such transaction, contract, or act; provided the fact that such director or officer or such firm, corporation or trust is so interested shall have been disclosed or shall have been known to the members of the Board of Directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect to any such contract, transaction or act, and any officer of the corporation may take any action within the scope of the authority, respecting such contract, transaction or act, and any officer of the corporation of which he is a shareholder, director or officer, or any trust of which he is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and not withstanding any statute or rule of law or equity to the contrary (if any there be), his good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

ELEVENTH:  No shareholder of the corporation shall have any preemptive rights.

                                      . . .


The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is 39,985,535 that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.


--------------------------------                   -----------------------------
Bryan L. Turbow                                    Vincent J. Roth
President                                          Secretary